                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005
                                                           -------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                    06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

             ------------------------------------------------------
                         (Former name or former address,
                         if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            ------------

            On July 11, 2005,  NYFIX,  Inc. (the  "Company")  announced that its common stock is scheduled to trade on the Nasdaq  National  Market  System under the symbol "NYFX"  effective with the open of business on Tuesday July 12, 2005.
The text of a press  release  issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press release of NYFIX, Inc. dated July 11, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NYFIX, INC.

                                                  By: /s/ Brian Bellardo
                                                      ----------------------
                                                      Brian Bellardo
                                                      Secretary
July 12, 2005